UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2005
                                 --------------
                Date of report (Date of earliest event reported)

                             ACME UNITED CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Connecticut                      001-07698               06-0236700
(State or Other Jurisdiction of           (Commission            (IRS Employer
 Incorporation or Organization)           File Number)          Identification)

                  1931 Black Rock Turnpike, Fairfield, CT 06825
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (203) 332-7330
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                  ---------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01         Regulation FD Disclosure


         On March 30, 2005 Acme United Corporation, issued a press release announcing the approval by its Board of Directors of a stock repurchase program, effective March 2005. The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


         Item 9.01         Financial Statements and Exhibits.

         (c)    Exhibits.

         The following exhibit is furnished with this report on Form 8-K:

          Exhibit
          Number                            Description
          ------------ ---------------------------------------------------------
          99.1         Press Release of Acme United Corporation dated
                       March 30, 2005.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ACME UNITED CORPORATION


Date: March 31, 2005              By: /s/  Paul G. Driscoll
                                      ------------------------------------
                                      Paul G. Driscoll
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number                                Description
-----------  -------------------------------------------------------------------
99.1         Press Release of Acme United Corporation dated March 30, 2005.

                                                                    Exhibit 99.1

ACME UNITED CORPORATION ANNOUNCES STOCK BUYBACK

         FAIRFIELD, CONN. - March 30, 2005 - Acme United Corporation (AMEX:ACU) announced today that its Board of Directors approved a new stock repurchase program of 150,000 common shares.

         Acme United Corporation has completed its previous stock repurchase program. The Board of Directors previously approved an authorization to repurchase up to 150,000 shares of common stock in July 2003. Pursuant to this prior authorization, the Company repurchased approximately 142,000 shares of common stock as of March 30, 2005.

         Walter C. Johnsen, President and CEO, said, "Acme United has continued to perform well. The company reported earlier this month net income of $3.2 million or $.85 per diluted share for the year 2004 compared to $1.2 million or $.34 per diluted share in 2003. Business continues to be strong and it is management's belief that the repurchase represents an attractive use of cash for our shareholders."

         There were 3,562,671 shares outstanding as of March 15, 2005.

         ACME UNITED CORPORATION is a specialized supplier of cutting devices, measuring instruments, and safety products for school, home, industrial and office use



         Forward-looking statements in this report, including without limitation, statements related to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including without limitation the following: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the Company's plans and results of operations will be affected by the Company's ability to manage its growth, and (iii) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission.


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